UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 04, 2010
HEARTWARE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34256	26-3636023

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 Newbury Street, Suite 101 Framingham, MA	01701

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 508.739.0950
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
Results of Annual Meeting
On Tuesday, May 4, 2010 HeartWare International, Inc. held its annual stockholder’s meeting in Boston, Massachusetts. Each of the resolutions put to shareholders, and as previously announced in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April, 09, 2010, were passed.
The resolutions put to shareholders were as follows:
Proposal No.	Resolution

1.	To elect a class of three directors being Douglas Godshall, Seth Harrison and Robert Stockman, to hold office until our annual meeting of stockholders to be held in 2013 and until his or her successor is duly elected and qualified. Each director received 9,114,017 votes for the resolution 11,228 votes were withheld and there were 886,697 broker non-votes.

2.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

3.	For the purposes of Australian Securities Exchange (“ASX”) Listing Rule 10.14 and for all other purposes, to approve the grant of 120,000 restricted stock units to Douglas Godshall on the terms set out in the proxy statement.

4.	For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 1,000 restricted stock units and 1,000 stock options to Robert Thomas on the terms set out in the proxy statement.

5.	For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 1,000 restricted stock units and 1,000 stock options to Seth Harrison on the terms set out in the proxy statement.

6.	For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 1,000 restricted stock units and 1,000 stock options to Timothy Barberich on the terms set out in the proxy statement.

7.	For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 1,000 restricted stock units and 1,000 stock options to Christine Bennett on the terms set out in the proxy statement.

8.	For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 1,000 restricted stock units and 1,000 stock options to Charles Raymond Larkin, Jr. on the terms set out in the proxy statement.

9.	For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 1,000 restricted stock units and 1,000 stock options to Robert Stockman on the terms set out in the proxy statement.

10.	For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 1,000 restricted stock units and 1,000 stock options to Denis Wade on the terms set out in the proxy statement.

11.	For the purposes of ASX Listing Rule 10.17 and for all other purposes, to approve the increase in the maximum annual aggregate directors’ fees payable to the non-executive directors of the Company to $750,000 per annum to be allocated between the directors in such proportions as are determined by the Company.
A complete disclosure of proxy results is attached as an exhibit hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits
Exhibit 99.1    HeartWare International, Inc. Annual Stockholder Meeting Results
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare International, Inc.
Date: May 6, 2010	By:	/s/ David McIntyre
		Name:	David McIntyre
		Title:	Chief Financial Officer and Chief Operating Officer